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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 12, 1999
                                                   ----------------

                            Cole National Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                 33-66342                   34-1744334
---------------             ------------             ------------------
(State or other             (Commission               (I.R.S. Employer
 jurisdiction of            File Number)             Identification No.)
 incorporation)


         5915 Landerbrook Drive, Mayfield Heights, Ohio  44124
         -----------------------------------------------------
          (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (440) 449-4100
                                                    ---------------





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Item 5.  Other Events.
         -------------

         Cole National Corporation issued a press release on January 12, 1999, a copy of which is filed as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (c)      Exhibits.

                  99 Press Release dated January 12, 1999, from Cole National Corporation.








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                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COLE NATIONAL GROUP, INC.


Date:  January 12, 1999                  By:   /s/Wayne L. Mosley
                                             ---------------------------------
                                               Vice President











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                                  EXHIBIT INDEX
                                  -------------



                                                           Pagination by
                                                        Sequential Numbering
Exhibit     Description of Exhibit                             System
-------     ----------------------                      --------------------

  99        Press Release dated January 12, 1999,                5
            from Cole National Corporation.